UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTERDIGITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INTERDIGITAL, INC. 2023 Annual Meeting Vote by June 6, 2023 11:59 PM ET. For shares held in a Plan, vote by June 1, 2023 11:59 PM ET. INTERDIGITAL, INC. 200 BELLEVUE PARKWAY, SUITE 300 WILMINGTON, DE 19809-3727 V09694-P85464 You invested in INTERDIGITAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 7, 2023. Get informed before you vote View the Notice of Meeting, Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 7, 2023 2:00 P.M., Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/IDCC2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Derek K. Aberle For 1b. Samir Armaly For 1c. Lawrence (Liren) Chen For 1d. Joan H. Gillman For 1e. S. Douglas Hutcheson For 1f. John A. Kritzmacher For 1g. Pierre-Yves Lesaicherre For 1h. John D. Markley, Jr. For 1i. Jean F. Rankin For 2. Advisory resolution to approve executive compensation. For 3. Advisory vote on frequency of future advisory votes on executive compensation. Year 1 4. Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of InterDigital, Inc. for the year ending December 31, 2023. For NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE 2023 ANNUAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND THE 2022 ANNUAL REPORT. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09695-P85464